Exhibit 10.15 - Modification and Waiver Agreement, dated June 30, 2008

MODIFICATION AND WAIVER AGREEMENT

This Modification and Waiver Agreement ("Agreement") dated as of June 30, 2008 is entered into by and among Attitude Drinks Inc., a Delaware corporation (the "Company") and the subscribers identified on the signature page hereto (each herein a "Subscriber" and collectively "Subscribers" or the "Parties").

WHEREAS, the Company and the Subscribers are parties to a Subscription Agreement ("Subscription Agreement") and other documents ("Transaction Documents") dated January 8, 2008 relating to an aggregate investment of $520,000 by Subscribers in promissory notes ("Notes") of the Company; and

WHEREAS, the Maturity Date of the Notes was May 8, 2008; and

WHEREAS, it is in the interest of the parties to extend the Maturity Date of the Notes.

NOW THEREFORE, in consideration of the mutual promises and covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

1. All the capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement and Transaction Documents.

2. The Parties agree that the Maturity Date as defined in the Notes is extended to July 15, 2008.

3. As incentive for the parties to execute this Agreement, not later than five business days after the date of this Agreement, the Company will deliver an aggregate of 195,000 shares of Common Stock (in the amounts designated on Schedule A hereto) pro-rata to Subscribers ("Additional Shares") who execute this Agreement. For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants, undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date. The Subscribers hereby make all of the representations, warranties, covenants, indemnifications and undertakings contained in the Transaction Documents as if such representations were made by the Subscribers as of this date. The Company represents that the Additional Shares are fully paid and non-assessable.

4. All other terms and conditions of the Transaction Documents, including any damages or interest which have accrued shall remain in full force and effect and payable.

5. For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date. The Subscribers hereby make all of the representations, warranties, covenants, indemnifications and undertakings contained in the Transaction Documents as if such representations were made by the Subscribers as of this date,

6.           Subject to the modifications and amendments provided herein, the Transaction Documents shall remain in full force and effect, including but not limited to the accrual of interest and liquidated damages, if any. Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscribers, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered In connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Subscribers reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise. This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

7. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

8. Each of die undersigned states that he has read the foregoing Agreement and understands and agrees to it.

ATTITUDE DRINKS INC. the "Company"

SCHEDULE A TO MODIFICATION AGREEMENT

SUBSCRIBERS	ADDITIONAL SHARES TO BE ISSUED
MAHONEY ASSOCIATES	136,046
CMS CAPITAL 9612 Van Nuys Blvd. #108 Panorama City, CA 91402 Fax:(818) 907-3372	45,349
MOMONA CAPTTAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244	13,605
TOTAL	195,000